ACQUISITIONS	6 Months Ended
Jun. 30, 2022
Business Combinations [Abstract]
ACQUISITIONS
NOTE 3: ACQUISITIONS

On October 4, 2021, the Company consummated the acquisition of Vidazoo Ltd., also known as “Vidazoo” (the “Vidazoo Acquisition”), a leading video technology company that enables both advertisers and publishers to deliver high impact content and advertising to consumers.

The total consideration for the acquisition was $77,748, comprised of $35,000 paid in cash at closing, contingent consideration (with a maximum amount of up to $58,545), tied to financial targets over a period of 2.25 years, estimated at fair value of $36,613 on the acquisition date, and a net working capital in the amount of $6,135 which will be set-off against collection. As of June 30, 2022, the contingent consideration is estimated at fair value of $33,059.